UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

STRYVE FOODS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

PLEASE TAKE NOTICE that a Special Meeting of Stockholders of Stryve Foods, Inc. (the “Special Meeting”) will be held virtually on Friday, January 10, 2025 at 9:00 AM, Central Time. You will be able to participate in the Special Meeting online, vote your shares electronically and submit your questions prior to and during the meeting. You must register to attend the Special Meeting online and/or participate at www.proxydocs.com/SNAX. There is no physical location for the Special Meeting. At the meeting, the holders of outstanding common stock will act on the following matters:

(1)	To approve the issuance of 7,341,722 shares of Class A common stock upon the exercise of warrants at an exercise price of $0.79 per share (the “November Warrants”) in accordance with Nasdaq Listing Rules (Proposal 1).

(2)	To approve the issuance of 529,412 shares of Class A common stock upon the exercise of amended warrants at a reduced exercise price of $0.79 per share (the “Amended Warrants”) in accordance with Nasdaq Listing Rules (Proposal 2).

(3)	To approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of Proposal 1 and/or 2 (Proposal 3)

Stockholders of record at the close of business on November 22, 2024 are entitled to notice of and to vote at the Special Meeting and any postponements or adjournments thereof.

We hope you will be able to attend the meeting virtually, but in any event, we would appreciate your submitting your proxy as promptly as possible. You may vote by telephone or the internet as instructed in the accompanying proxy. If you received a copy of the proxy card by mail, you may also submit your vote by mail. We encourage you to vote by telephone or the internet. These methods are convenient and save the Company significant postage and processing charges.

By Order of the Board of Directors,

/s/ Kevin Vivian
Kevin Vivian
Chairman of the Board

Dated: November 29, 2024

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STRYVE FOODS, INC.

Post Office Box 864

Frisco, TX 75034

SPECIAL MEETING OF STOCKHOLDERS

To Be Held January 10, 2025

PROXY STATEMENT

The Board of Directors (the “Board”) of Stryve Foods, Inc. (the “Company,” “we,” “us,” “our,” and “ours”) is soliciting proxies from its stockholders to be used at the Special Meeting of Stockholders to be held virtually on January 10, 2025 at 9:00 AM, Central Time. You will be able to participate in the Special Meeting online, vote your shares electronically and submit your questions prior to and during the meeting. You must register to attend the Special Meeting online and/or participate at www.proxydocs.com/SNAX. There is no physical location for the Special Meeting. This proxy statement contains information related to the Special Meeting.

ABOUT THE SPECIAL MEETING

Why did I receive these materials?

Our Board is soliciting proxies for the Special Meeting. You are receiving a proxy statement because you owned shares of our common stock on November 22, 2024 and that entitles you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting virtually. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.

What information is contained in this proxy statement?

This proxy statement includes information related to the proposals to be voted on at the Special Meeting, the voting process and other information that the Securities and Exchange Commission requires us to provide to our stockholders.

Who is entitled to vote at the meeting?

Holders of shares of our Class A and Class V common stock vote together as a single class on all matters submitted to stockholders. Holders of Class A and Class V common stock as of the close of business on the record date, November 22, 2024, will receive notice of, and be eligible to vote at, the Special Meeting and at any adjournment or postponement thereof. At the close of business on the record date, we had outstanding and entitled to vote 3,736,952 shares of Class A common stock and 309,850 shares of Class V common stock, for a total of 4,046,802 shares of common stock as of the record date.

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How many votes do I have?

Each outstanding share of our common stock you owned as of the record date will be entitled to one vote for each matter considered at the meeting. There is no cumulative voting.

Who can attend the meeting virtually?

You will be able to participate in the Special Meeting online, vote your shares electronically and submit your questions prior to and during the meeting. You must register to attend the Special Meeting online and/or participate at www.proxydocs.com/SNAX. There is no physical location for the Special Meeting.

What constitutes a quorum?

The presence at the meeting, virtually or by proxy, of the holders of a majority of all the outstanding shares of common stock representing a majority of the voting power of all outstanding shares constitutes a quorum, permitting the conduct of business at the meeting. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum.

How do I vote if I am a stockholder of record?

If you are a stockholder of record (that is, you own your shares in your own name with our transfer agent and not through a broker, bank or other nominee that holds shares for your account in a “street name” capacity), you can vote via a virtual meeting or by proxy, which will be conducted solely online via live webcast. You will be able to participate in the Special Meeting online, vote your shares electronically and submit your questions prior to and during the meeting. You must register to attend the Special Meeting online and/or participate at www.proxydocs.com/SNAX. There is no physical location for the Special Meeting. We urge you to vote by proxy even if you plan to attend the Special Meeting virtually so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting virtually, you may vote at the meeting and your proxy will not be counted. Our Board has designated R. Alex Hawkins and Will Pugh or their respective designees, as proxies to vote the shares of common stock solicited on its behalf. You can vote by proxy by any of the following methods.

Voting by Telephone or Internet. If you are a stockholder of record, you may vote by proxy by telephone or internet. Proxies submitted by telephone or through the internet must be received by 9:00 a.m. CDT on Friday, January 10, 2025. Please see the proxy card for instructions on how to vote by telephone or internet.

Voting by Proxy Card. Each stockholder electing to receive stockholder materials by mail may vote by proxy using the accompanying proxy card. When you return a proxy card that is properly signed and completed, the shares represented by your proxy will be voted as you specify on the proxy card.

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How do I vote if I hold my shares in “street name”?

If you hold your shares in “street name,” we have supplied copies of our proxy materials for the Special Meeting to the broker, trust, bank or other nominee holding your shares of record and they have the responsibility to send these proxy materials to you. You must either direct the broker, trust, bank or other nominee as to how to vote your shares, or obtain a proxy from the bank, broker or other nominee to vote at the meeting. Please refer to the voter instruction cards used by your broker, trust, bank or other nominee for specific instructions on methods of voting, including by telephone or using the internet. You must register to attend the Special Meeting online and/or participate at www.proxydocs.com/SNAX.

Can I change my vote?

Yes. If you are a stockholder of record, you may revoke or change your vote at any time before the proxy is exercised by filing a notice of revocation with the Secretary of the Company or mailing a proxy bearing a later date, submitting your proxy again by telephone or over the internet or by attending the Special Meeting virtually and voting. For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your broker, trust, bank or other nominee or, if you have obtained a legal proxy from your broker, trust, bank or other nominee giving you the right to vote your shares, by attending the meeting virtually and voting. In either case, the powers of the proxy holders will be suspended if you attend the meeting virtually and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

How is the Company soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated with this solicitation. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

What vote is required to approve each item?

Each proposal requires a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.

How are votes counted?

You may vote “FOR,” “AGAINST” or “ABSTAIN.” An abstention is not considered a vote “cast” and therefore will not impact any of the proposals.

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If you hold your shares in “street name,” we have supplied copies of our proxy materials for our Special Meeting to the broker, trust, bank or other nominee holding your shares of record and they have the responsibility to send these proxy materials to you. Your broker, trust, bank or other nominee that has not received voting instructions from you may not vote on any proposal.

These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval of any of the proposals and will have no effect on the outcome of any of the proposals.

Other than the items in the proxy statement, what other items of business will be addressed at the Special Meeting?

The Board and management do not intend to present any matters at this time at the Special Meeting other than those outlined in the notice of the Special Meeting. Should any other matter requiring a vote of stockholders arise, stockholders returning the proxy card confer upon the individuals designated as proxies discretionary authority to vote the shares represented by such proxy on any such other matter in accordance with their best judgment.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement, proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

Where can I find the voting results of the Special Meeting?

We will announce the preliminary voting results at the Special Meeting and release the final results in a Form 8-K within four business days following the Special Meeting.

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PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of the Company as of November 22, 2024 by:

●	each person known to be the beneficial owner of more than 5% of the shares of the Company’s Class A common stock;

●	each of the Company’s named executive officers and directors; and

●	all current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. The information below is based on an aggregate of 3,736,952 shares of Class A Common Stock and 309,850 shares of Class V Common Stock issued and outstanding as of November 22, 2024.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

Name and Address of Beneficial Owner (1)	Shares of Class A Common Stock		% of Class A Common Stock	Holdings Class B/V Units(2)	% of Total Voting Power(3)
Directors and Name Executive Officers
Christopher Boever	385,124	(4) (9)	11.39%	—	10.43%
R. Alex Hawkins	135,450	(4) (5) (6)	4.01%	8,114	3.89%
Kevin Vivian	24,665	(5)	*	5,812	*
B. Luke Weil	136,309	(5) (7)	4.03%	—	3.69%
Mauricio Orellana	37,241	(5) (8)	1.10%	—	1.01%
Robert “Bo” D. Ramsey III	45,470	(5) (9)	1.34%	—	1.23%
Chris Whitehair	34,529	(5) (9)	1.02%	—	*
All Directors and Executive Officers as a Group (seven persons):	798,789		23.62%	13,926	22.01%
Greater than Five Percent Holders (excluding officers and directors):
Laurence W. Lytton (10)	240,688		7.1%	—	6.5%

* Less than one percent.

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(1) Unless otherwise noted, the principal business address of all the individuals listed under “Directors and Named Executive Officers” in the table above is c/o Post Office Box 864, Frisco, TX 75034.

(2) Holders of Class A Common Stock are entitled to one vote for each share of Class A common stock held by them. Subject to the terms of an exchange agreement, a set of one Class B Unit and one share of Class V common stock is exchangeable for one share of Class A common stock.

(3) Represents percentage of voting power of the holders of Class A common stock and Class V common stock of the Company voting together as a single class. Class V common stock votes together with Class A common stock on all matters.

(4) Ownership of Class A common stock excludes the following shares of restricted Class A common stock awarded under the Stryve Foods, Inc. 2021 Omnibus Incentive Plan (the “Incentive Plan”):

Name	Excludes
Christopher Boever	●	250,300 shares subject to vesting.
Alex Hawkins	●	104,723 shares subject to vesting.

(5) Includes restricted stock awards representing shares of Class A common stock that will become exercisable or settle within 60 days after November 22, 2024.

Name	Includes
R. Alex Hawkins	●	624 restricted stock awards.
Kevin Vivian	●	4,500 restricted stock awards.
B. Luke Weil	●	1,750 restricted stock awards.
Mauricio Orellana	●	1,375 restricted stock awards.
Robert “Bo” D. Ramsey III	●	1,750 restricted stock awards.
Chris Whitehair	●	1,375 restricted stock awards.

(6) Includes 1,000 Warrants to purchase 67 shares of Class A common stock.

(7) Includes 72,955 Warrants to purchase 4,864 shares of Class A common stock. In addition, includes 5,000 shares of Class A common stock owned by Andina Equity LLC of which Mr. Weil is the managing member and 15,833 shares of Class A common stock owned by LWEH3 LLC which Mr. Weil controls. B. Luke Weil disclaims beneficial ownership of the securities held by Andina Equity LLC and LWEH3 LLC except to the extent of his pecuniary interest therein.

(8) Includes 4,999 Warrants to purchase 333 shares of Class A common stock.

(9) Ownership of Class A common stock includes the following shares to be issued upon the conversion of warrants issued in connection with the April 19, 2023 promissory notes:

Name	Excludes
Christopher Boever	97,390
Robert Ramsey	1,299
Chris Whitehair	19,478

(10) Based on information included in Schedule 13-G/A filed on November 14, 2024. The address is 467 Central Park West, New York, NY 10025.

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PROPOSAL NO. 1

APPROVAL OF THE ISSUANCE OF SHARES OF CLASS A COMMON STOCK UPON EXERCISE OF THE NOVEMBER WARRANTS IN ACCORDANCE WITH NASDAQ LISTING RULE 5635

General

On November 8, 2024, we announced the pricing of a best efforts public offering of (i) 370,000 shares of Class A common stock; (ii) prefunded warrants to purchase an aggregate of 3,300,886 shares of Class A common stock; and (iii) 7,341,722 common warrants to purchase up to 7,341,722 shares of Class A common stock (the “November Warrants”), at a combined public offering price of $0.79 per share and warrants. The following is a summary description of the November Warrants:

Duration and Exercise Price

Each November Warrant has an initial exercise price per share equal to $0.79 and is exercisable for one share of Class A Common Stock. The November Warrants are exercisable following stockholder approval and have a term of exercise equal to five years following date of the stockholder approval. We have agreed to hold an annual or special meeting within 60 days of November 12, 2024 to have stockholders approve the issuance of the shares of Class A Common Stock underlying the November Warrants pursuant to applicable Nasdaq rules. The exercise price and number of shares issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our common stock and the exercise price.

Exercisability

The November Warrants are exercisable, at the option of each holder, in whole or in part, by delivering to us a duly-executed exercise notice accompanied by payment in full for the number of shares of our Class A Common Stock purchased upon such exercise (except in the case of a cashless exercise as discussed below). A holder (together with its affiliates) may not exercise any portion of such holder’s warrants to the extent that the holder would own more than 4.99% (or 9.99%, at the holder’s election) of our outstanding Class A Common Stock immediately after exercise, except that upon notice from the holder to us, the holder may decrease or increase the limitation of ownership of outstanding shares of Class A Common Stock after exercising the holder’s warrants up to 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the warrants, provided that any increase in such limitation shall not be effective until 61 days following notice to us. No fractional shares of Class A Common Stock will be issued in connection with the exercise of a November Warrant. In lieu of fractional shares, we will either pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price or round up to the next whole share.

Cashless Exercise

If, at the time a holder exercises its November Warrants, a registration statement registering the issuance or resale of the shares of Class A Common Stock underlying the warrants under the Securities Act is not then effective or available for the issuance of such shares, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of Class A Common Stock determined according to a formula set forth in the warrant.

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Fundamental Transactions

In the event of any fundamental transaction, as described in the November Warrants and generally including any merger with or into another entity, sale of all or substantially all of our assets, tender offer or exchange offer, or reclassification of our shares of Class A Common Stock, then upon any subsequent exercise of a warrant, the holder will have the right to receive as alternative consideration, for each share of Class A Common Stock that would have been issuable upon such exercise immediately prior to the occurrence of such fundamental transaction, the same consideration receivable upon or as a result of such transaction by a holder of the number of shares of common stock for which the warrant is exercisable immediately prior to such event. In addition, upon a fundamental transaction, the holder will have the right to require us to repurchase its warrant at its fair value using the Black Scholes option pricing formula in the warrants; provided, however, that, if the fundamental transaction is not within our control, including not approved by our board of directors, then the holder shall only be entitled to receive the same type or form of consideration (and in the same proportion), at the Black Scholes value of the unexercised portion of the warrant, that is being offered and paid to the holders of our Class A Common Stock in connection with the fundamental transaction.

Transferability

Subject to applicable laws, a November Warrant may be transferred at the option of the holder upon surrender of the warrant to us together with the appropriate instruments of transfer.

Form of Warrant

The foregoing summary of the November Warrants does not purport to be complete and is subject to, and qualified in its entirety by, the forms of such warrant attached as Exhibit 4.1 to our Current Report Form 8-K filed on November 12, 2024, which is incorporated herein by reference.

Reasons for Stockholder Approval

In the public offering, we agreed to use commercially reasonable efforts to hold an annual or a special meeting of stockholders within sixty (60) days to obtain the stockholder approval.

In addition, our Class A common stock is listed on the Nasdaq Capital Market under the symbol “SNAX,” and we are subject to the Nasdaq listing standards and rules. Under Rule 5635(b) of the Nasdaq Stock Market, stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company. The November Warrants could be deemed to effect a change of control of the Company, which would violate Rule 5635(b) without approval of our stockholders. In addition, under Rule 5635(d) of the Nasdaq Stock Market, stockholder approval is required in connection with a transaction, other than a public offering, at a price below the Minimum Price (as defined under Nasdaq rules) involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance. It is possible that the November Warrants would violate Rule 5635(d) without approval of our stockholders.

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Use of Proceeds

The Company intends to use the net proceeds from any November Warrants exercises for general corporate purposes.

Possible Effects of the Proposal

If the stockholders do not approve this Proposal 1, then the November Warrants will not become exercisable. However, we will also be obligated to incur additional management resources and expenses to call and hold a meeting every 60 days thereafter to seek such stockholder approval until the date stockholder approval is obtained. Additionally, the failure to obtain stockholder approval may discourage future investors from engaging in future financings with us. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. We can provide no assurance that we would be successful in raising funds pursuant to additional equity or debt financings.

If the stockholders approve this Proposal 1, the November Warrants shall become immediately exercisable.

Our Board of Directors recommends that the stockholders vote “FOR” Proposal 1 to approve the issuance of shares upon exercise of the November Warrants.

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PROPOSAL NO. 2

APPROVAL OF THE ISSUANCE OF SHARES OF CLASS A COMMON STOCK UPON EXERCISE OF THE NOVEMBER WARRANTS IN ACCORDANCE WITH NASDAQ LISTING RULE 5635

General

On November 8, 2024, we announced the pricing of a best efforts public offering of (i) 370,000 shares of Class A common stock; (ii) prefunded warrants to purchase an aggregate of 3,300,886 shares of Class A common stock; and (iii) 7,341,722 November Warrants, at a combined public offering price of $0.79 per share and warrants.

In connection with the offering, we agreed to amend certain existing warrants originally issued on January 11, 2022 to purchase up to 529,412 shares of Class A common stock (the “Amended Warrants”) to (i) reduce the exercise price of the Amended Warrants from $54.00 to equal $0.79 (subject to adjustment therein) and (ii) extend the term of the Amended Warrants to November 12, 2029, which shall become exercisable upon stockholder approval. Other than the reduced exercise price and the extended term, the Amended Warrants have not been otherwise amended.

Reasons for Stockholder Approval

In the public offering, we agreed to use commercially reasonable efforts to hold an annual or a special meeting of stockholders within sixty (60) days to obtain the stockholder approval.

In addition, our Class A common stock is listed on the Nasdaq Capital Market under the symbol “SNAX,” and we are subject to the Nasdaq listing standards and rules. Under Rule 5635(b) of the Nasdaq Stock Market, stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company. The Amended Warrants could be deemed to effect a change of control of the Company when combined with the November Warrants, which would violate Rule 5635(b) without approval of our stockholders. In addition, under Rule 5635(d) of the Nasdaq Stock Market, stockholder approval is required in connection with a transaction, other than a public offering, at a price below the Minimum Price (as defined under Nasdaq rules) involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance. It is possible that the Amended Warrants would violate Rule 5635(d) without approval of our stockholders.

Use of Proceeds

The Company intends to use the net proceeds from any Amended Warrants exercises for general corporate purposes.

Possible Effects of the Proposal

If the stockholders do not approve this Proposal 2, then the Amended Warrants will not become exercisable. However, we will also be obligated to incur additional management resources and expenses to call and hold a meeting every 60 days thereafter to seek such stockholder approval until the date stockholder approval is obtained. Additionally, the failure to obtain stockholder approval may discourage future investors from engaging in future financings with us. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. We can provide no assurance that we would be successful in raising funds pursuant to additional equity or debt financings.

If the stockholders approve this Proposal 2, the Amended Warrants shall become immediately exercisable.

Our Board of Directors recommends that the stockholders vote “FOR” Proposal 2 to approve the issuance of shares upon exercise of the Amended Warrants.

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PROPOSAL NO. 3

THE ADJOURNMENT OF THE MEETING, IF NECESSARY OR ADVISABLE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSALS 1 OR 2.

We are asking our stockholders to authorize us to adjourn the Special Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event there are not sufficient votes to approve Proposals 1 or 2 described in this proxy statement at the Special Meeting. If our stockholders approve this proposal, we could adjourn the Special Meeting to solicit additional proxies and/or to seek to convince stockholders to change their votes in favor of such proposals.

If it is necessary or advisable to adjourn the Special Meeting, no notice of any adjournment of less than thirty (30) days is required to be given if the time and place of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Our Board of Directors recommends that the stockholders vote “FOR” Proposal 3, the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in the event there are not sufficient votes to approve Proposals 1 or 2.

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STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING

Our bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board, (ii) otherwise brought before the annual meeting by or at the direction of the Board, or (iii) otherwise properly brought before the annual meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must be a stockholder of record entitled to vote at the annual meeting and have given timely notice thereof in writing to our Secretary in the manner described in our bylaws.

Stockholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2025 must be received by us no later than December 30, 2024. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission.

Notice to us of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our Secretary at Post Office Box 864, Frisco, TX 75034. To be timely, a stockholder’s notice shall be delivered to, or made and received by, the Secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred and twentieth (120th) day prior to the annual meeting; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (A) the close of business on the 90th day before the meeting or (B) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON JANUARY 10, 2025

This proxy statement, our 2023 Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and interim Quarterly Reports on Form 10-Q as filed with the SEC, are available at https://ir.stryve.com/.

OTHER MATTERS

The Board knows of no matter to be brought before the Special Meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the Special Meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

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Stryve

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Scan QR for digital voting

Stryve Foods, Inc.

Special Meeting of Stockholders

For Stockholders of record as of November 22, 2024

Friday, January 10, 2025 9:00 AM, Central Time

Annual meeting to be held live via the Internet. Please visit www.proxydocs.com/SNAX for more details

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 9:00 AM, Central Time, January 10, 2025.

Internet:
www.proxypush.com/SNAX
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-498-6190
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints R. Alex Hawkins and Will Pugh (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of Class A and Class V common stock of Stryve Foods, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR PROPOSALS 1 AND 2. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

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Stryve

Stryve Foods, Inc. Special Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) Date

Signature (if held jointly) Date